Exhibit 10.26

FIRST AMENDMENT OF TENANCY IN COMMON AGREEMENT

This First Amendment of Tenancy in Common Agreement (this “Amendment”) is entered into as of the 4th day of March, 2016 among Napa Square Owner NY LLC, a Delaware limited liability company (“Napa Square Owner”), One Napa LLC, a Delaware limited liability company (“One Napa”) and JNK Napa Square LLC, a Delaware limited liability company (“JNK LLC”), all of which are referred to collectively as the “Tenants in Common” or individually as a “Tenant in Common”.

WHEREAS, the Tenants in Common entered into that certain Tenancy in Common Agreement dated as of March 4, 2016 with respect to the property described therein (as amended, the “TIC Agreement”); and

WHEREAS, the Tenants in Common desire to modify the TIC Agreement;

NOW THEREFORE, in consideration of Ten ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. All initially capitalized terms used herein which are not defined herein shall have the meanings set forth in the TIC Agreement.

2. Notwithstanding anything to the contrary set forth in the TIC Agreement, Schedule B to the TIC Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

3. Except as set forth herein, the TIC Agreement is ratified and remains in full force and effect.

4. This Amendment may be executed in counterparts, each of which shall be deemed an original. The signature of a Tenant in Common to this Amendment sent to the other parties by facsimile or portable document format shall have the same legal effect as an original signature.

THE REST OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NAPA SQUARE OWNER NY LLC

By:	/s/ Lawrence Botel
Name:	Lawrence Botel
Title:	Manager

ONE NAPA LLC

By:	/s/ Pamela Sprayregen
Name:	Pamela Sprayregen
Title:	Manager

JNK NAPA SQUARE LLC

By:	/s/ Lisa Karmin
Name:	Lisa Karmin
Title:	Manager

SCHEDULE B

Tenants in Common

Name and Address	TIC Interest	Initial Capital
NAPA SQUARE OWNER NY LLC, c/o JOSS Realty Partners LLC 1345 Avenue of the Americas 31st floor New York, New York 10105 Attn: Mr. Lawrence Botel Email: larry.botel@jrpllc.com	26.6%	$4,999,581.15
ONE NAPA LLC, 200 West 86th Street, #16J New York, NY 10024 Attn: Pamela Sprayregen Email: pamelasprayregen@gmail.com	36.7%	$6,899,371.73
JNK NAPA SQUARE LLC, 9 Appeld Court Hillsdale, New Jersey 07642-2300 Attn: Lisa Karmin Email: lisakarmin@gmail.com	36.7%	$6,899,371.73

Sch. B-1